UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):      January 20, 2005

CHARLES RIVER ASSOCIATES INCORPORATED

(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 20, 2005, our board of directors voted to amend and restate our by-laws,  primarily to implement certain provisions of the Massachusetts Business Corporation Act, enacted as Chapter 156D of the Massachusetts General Laws, which became effective on July 1, 2004.  Prior to July 1, 2004, we were subject to the provisions of the Massachusetts Business Corporation Law, which is Chapter 156B of the Massachusetts General Laws.

The changes to our by-laws include the following:

•      We amended Section 3.3 of our by-laws to give our board the power to authorize shareholders to participate in shareholder meetings by means of remote communications.

•      We added a new Section 3.9 to our by-laws to address the authority of shareholders to submit a vote, consent, waiver, proxy appointment or other action by electronic transmission, rather than in writing.

•      We amended Section 3.10 of our by-laws (now designated as Section 3.11) to permit shareholders to appoint proxies for a period longer than six months and otherwise to address the requirements relating to the appointment of proxies under the new act.

•      We amended Section 4.9 of our by-laws to permit our board to take action by means of electronic transmission.

•      We amended Section 4.11 of our by-laws to provide that directors may participate in shareholder meetings by means of a conference telephone or similar communications equipment.

•      We added a new Section 4.12 to our by-laws to reflect standards and procedures contained in the new act regarding conflicts of interest involving directors.

•      We amended Section 7.1 of our by-laws to permit our board to issue shares for additional types of consideration authorized by the new act.

•      We amended Section 7.6 of our by-laws to give our board the flexibility to set a record date seventy days before an event, rather than the previously authorized sixty days.  We also amended this section to require the board, in accordance with the new act, to set a new record date if a meeting of shareholders is adjourned to a date more than 120 days after the original date of the meeting.

•      We added Sections 8.11 and 8.12 to our by-laws with respect to indemnification and advancement of expenses.  These provisions are intended to follow the procedures set forth in the new act and generally to provide the maximum indemnification and advancement of expenses permitted by the new act.

•      In addition, we made certain other changes to conform our by-laws to the provisions of the new act.  For example, the new act generally uses the terms “share” and “shareholder” instead of “stock” and “stockholder,” and the new act changed the title of “clerk” to “secretary.”  We use this new statutory terminology throughout our amended by-laws.

The amendments to our by-laws took effect immediately upon adoption. The descriptions of the provisions of the amended and restated by-laws contained in this report are qualified in their entirety by reference to the full text of the amended and restated by-laws attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)  Exhibits

Number	Title
3.2	Amended and Restated By-Laws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARLES RIVER ASSOCIATES INCORPORATED

Dated: January 26, 2004	By:	/s/ J. Phillip Cooper
J. Phillip Cooper
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Number	Title
3.2	Amended and Restated By-Laws